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                                                         EXHIBIT 10.22

                                 Retail Store
                                  Smoke Shop

                           FIRST AMENDMENT OF LEASE

     This First Amendment of Lease Agreement entered into as of the ______ day of _________, 1997, between Sun Life Assurance Co. of Canada (hereinafter called "Lessor") and Duncan Hill Co., LTD., a corporation (hereinafter called "Lessee

                                  WITNESSETH

     Whereas, (A) by Lease agreement dated September 23, 1996 (hereinafter called "said Lease"), Suite 4408 consisting of approximately 1,200 rentable square feet (hereinafter called "Demised Premises"), located in Belden Village Tower, 4450 Belden Village Street, N.W., Canton, Ohio (hereinafter called "the Building") was leased to Lessee for a term expiring September 30, 1998 and (b) Lessor and Lessee now desire to modify and amend said Lease.

     Now, therefore, in consideration of the mutual covenants, conditions and agreements hereinafter contained, said Lease is amended as follows, effective October 1, 1997.

     1. Term. The term of this Agreement is hereby extended for an additional period of three (3) years, beginning October l, 1998 and ending September 30, 2001.

     2. Demised Premises. The demised premises shall be expanded from approximately 1,200 rentable square feet to approximately 1,577 rentable square feet. Lessor shall construct a partition wall and one (1) door and frame for the expanded area of the leased premises on or about November 1, 1997, subject to the approval by the Stark County Building Department.

     3. Annual Base Rent. Beginning November 1, 1997, or at such time as the Lessor completes its obligations in item 2 above, Lessee shall pay Lessor as base rent for the Premises the annual sum of Twelve Thousand Six Hundred Six Hundred Sixteen and No/100 Dollars ($12,616.00) payable in equal monthly installments of One Thousand Fifty One and 33/100 Dollars ($1,051.33) payable in advance, without deduction or set-off, in legal tender of the United States of America, on the first day of each and every calendar month of the term, at the offices of Ostendorf-Morris Company (hereinafter called the "Company"), The Diamond Building, 1100 Superior Avenue, Cleveland, Ohio 44114, or at such other place as Lessor may, from time to time, in writing, designate. Any rent or other


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sums payable by Lessee to Lessor under this Lease which are not paid within five (5) days after they first become due, will be subject to a late charge of five percent (5%) of the amount due. Such late charges will be due and payable as additional rent on or befor the next day on which an installment of rent is due. Any rent, late charges or other sums payable by Lessee to Lessor under this Lease which are not paid when due will bear interest at a rate equal to eighteen percent (18%) per annum, such interest to commence on the date that said payment was first due and payable, or, at the Lessor's election, if a late charge is assessed, fifteen (15) days after the date said payment was first due and payable. Such interest will be due and payable as additional rent on or before the next installment of rent and will accrue until paid from the date thereof.

     4. Extension Privilege of Lessee. Paragraph 48 of the original lease, Extension Privilege of Lessee, pertaining to suite 4408 only, is hereby deleted. Lessees extension privileges for Suite 406 shall remain.

     5. Other. Lessee hereby agrees to complete the installation of the ceiling in the original leased premises, in exchange for a one (1) time rental credit of One Thousand Six Hundred and No/100 Dollars ($1,600.00).

     All other terms and conditions of said Lease remain in full force and effect.

     IN WITNESS WHEREOR, Lessor and Lessee have respectively signed triplicate counterparts of this First Amendment of Lease as of the day, month, and year first above written.

Signed and acknowledged                 LESSOR
in the presence of:

                                        Sun Life Assurance Co. of Canada
--------------------------------        ---------------------------------
Signature

                                        By                  For President
--------------------------------           ----------------
Print Name

                                        And by              For Secretary
--------------------------------               ------------
Signature

--------------------------------
Print Name

                                        LESSEE
                                        ------

                                        Duncan Hill Co., LTD.
--------------------------------        --------------------------------------
Signature

                                        By
--------------------------------            ----------------------------------
Print Name                                   William L. Miller, President

                                        And by
--------------------------------               -------------------------------
Signature                                     Jeanne E. Miller, Vice President

--------------------------------
Print Name

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ACKNOWLEDGMENT FOR LESSOR

STATE OF MASSACHUSETTS)
                      )
COUNTY OF NORFOLK     ) SS.:

          On this___________________ day of ____________________________ ,
1997, before me appeared ________________________________________________, to me known to be acting for the President and Secretary respectively of the Sun Life Assurance Company of Canada, the corporation that executed the annexed instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                   -------------------------------------------
                                       Notary Public

(Notarial Seal)
                                   My commission expires
                                                         ---------------------


ACKNOWLEDGMENT FOR LESSEE

STATE OF OHIO  )
COUNTY OF STARK) SS.:

          On this 22nd day of September, 1997, before me appeared William L. Miller, President and Jeanne E. Miller, Vice President, of Duncan Hill Co., LTD. the individuals who executed the annexed instrument, and acknowledged the said instrument to be their free and voluntary act and deed, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                   -------------------------------------------
                                                   Notary Public
(Notarial Seal)

                                   My commission expires
                                                        ----------------------

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